Exhibit 99.1
                                                                    ------------



                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:              Phlcorp, Inc.
                                                   529 East South Temple
                                                   Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:          AmeriCredit Corp. (ACF)

Relationship of Joint Filer to Issuer:             10% Owner (1)

Date of Event Requiring Statement:                 February 8, 2008

Designated Filer:                                  Leucadia National Corporation





SIGNATURE:

PHLCORP, INC.



By:  /s/  Joseph A. Orlando
  -----------------------------
  Name:  Joseph A. Orlando
  Title: Vice President

Dated:  February 12, 2008



(1) Directly owned by Baldwin Enterprises, Inc. ("Baldwin"). Indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.




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                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:              Baldwin Enterprises, Inc.
                                                   529 East South Temple
                                                   Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:          AmeriCredit Corp. (ACF)

Relationship of Joint Filer to Issuer:             10% Owner (1)

Date of Event Requiring Statement:                 February 8, 2008

Designated Filer:                                  Leucadia National Corporation




SIGNATURE:

BALDWIN ENTERPRISES, INC.


By:  /s/  Joseph A. Orlando
  -----------------------------
  Name:  Joseph A. Orlando
  Title: Vice President


Dated:  February 12, 2008


(1) Directly owned by Baldwin Enterprises, Inc. ("Baldwin"). Indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.








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